                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                              November 30, 2001
                Date of Report (Date of Earliest Event Reported)


                      SEQUOIA MORTGAGE FUNDING CORPORATION
     (as Depositor with respect to the issuance of Sequoia Mortgage Trust 5,
                         Collateralized Mortgage Bonds)


                      SEQUOIA MORTGAGE FUNDING CORPORATION
                      ------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


               Delaware                                   333-22681                        91-1771827
               --------                                   ---------                        ----------
(State or Other Jurisdiction of Incorporation)     (Commission File Number)     (I.R.S. Employer Identification No.)

                         591 Redwood Highway, Suite 3120
                              Mill Valley, CA 94941
                    (Address of Principal Executive Offices)


                                 (415) 389-7373
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. OTHER EVENTS

        On October 1, 2001, Sequoia Mortgage Trust 5 (the "Issuer") and Bankers Trust Company of California, N.A. (the "Indenture Trustee") entered into an indenture (the "Indenture"), pursuant to which Collateralized Mortgage Bonds in the aggregate principal amount of $510,047,100 were issued. In connection with the offering of Collateralized Mortgage Bonds, the Issuer, Redwood Trust, Inc. ("Redwood") and Sequoia Mortgage Funding Corporation (the "Company") entered into a Mortgage Loan Purchase Agreement dated October 1, 2001 (the "Mortgage Loan Purchase Agreement") pursuant to which Redwood conveyed to the Company and the Company in turn conveyed to the Issuer as of the initial closing on October 31, 2001 (the "Initial Closing"), the Initial Mortgage Loans.

        Also pursuant to the Mortgage Loan Purchase Agreement, Redwood conveyed to the Company and the Company in turn conveyed to the Issuer as of the Subsequent Transfer Date on November 30, 2001 (the "Subsequent Closing"), the Subsequent Mortgage Loans. A description of the Subsequent Mortgage Loan Collateral is attached hereto as Exhibit 99.1. Opinions as to federal income tax matters in connection with the Initial Closing and the Subsequent Closing are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively.

Item 7(c). Exhibits

           99.1   Description of Subsequent Mortgage Loan Collateral.

           99.2 Opinion of GnazzoThill dated October 31, 2001, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 5 Collateralized Mortgage Bonds.

           99.3 Opinion of GnazzoThill dated November 30, 2001, as to federal income tax matters in connection with the transfer of subsequent mortgage loans to Sequoia Mortgage Trust 5.




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

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 20, 2002



                                            SEQUOIA MORTGAGE FUNDING
                                            CORPORATION

                                             By:   /s/ Harold F. Zagunis
                                                --------------------------------
                                                  Harold F. Zagunis
                                                  Secretary

                                  EXHIBIT INDEX

Exhibit Number
--------------
99.1    Description of Subsequent Mortgage Loan Collateral.

99.2 Opinion of GnazzoThill dated October 31, 2001, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 5
        Collateralized Mortgage Bonds.

99.3 Opinion of GnazzoThill dated November 30, 2001, as to federal income tax matters in connection with the transfer of subsequent mortgage loans to Sequoia Mortgage Trust 5 Collateralized Mortgage Bonds.



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